UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 30, 2004

MBNA Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-10683	52-1713008
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wilmington, Delaware	19884-0131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(800) 362-6255

(Former name or former address, if changed since last report)

Item 5. Other Events

The net credit loss and loan delinquency ratios for MBNA Corporation (“the Corporation”), for its loan receivables and its managed loans for the months ended January 31, 2004 through June 30, 2004, are presented in the tables below. In June 2004, the Corporation reclassified certain loan products to separately report its commercial loan products. Business card products were reclassified from credit card loans to commercial loans, and all other commercial loan products were reclassified from other consumer loans to commercial loans. For comparative purposes, January 31, 2004 through May 31, 2004 data has been reclassified and presented below.

	Net Credit Loss (a)
	(unaudited)
	June 30, 2004	May 31, 2004	April 30, 2004	March 31, 2004	February 29, 2004	January 31, 2004

Loan receivables (c)	4.46%	4.79%	4.54%	4.29%	4.27%	4.77%
Credit card loan receivables (d)	4.09	4.36	4.25	3.74	3.81	4.27
Other consumer loan receivables (d)	6.10	6.89	6.30	6.31	6.35	6.91
Commercial loan receivables (d)	2.34	1.87	1.55	1.56	1.00	1.45

Managed loans (e)	4.84	5.12	4.88	4.98	4.94	5.05
Managed credit card loans (d)	4.64	4.88	4.70	4.79	4.71	4.77
Managed other consumer loans (d)	6.82	7.62	6.91	6.91	7.22	7.58
Managed commercial loans (d)	2.97	2.66	2.46	2.63	2.18	3.02

	Delinquency (b)
	(unaudited)
	June 30, 2004	May 31, 2004	April 30, 2004	March 31, 2004	February 29, 2004	January 31, 2004

Loan receivables (c)	3.48%	3.53%	3.70%	3.39%	3.57%	3.73%
Credit card loan receivables (d)	3.54	3.68	3.83	3.23	3.46	3.63
Other consumer loan receivables (d)	4.05	3.92	4.19	4.44	4.53	4.82
Commercial loan receivables (d)	1.82	1.83	1.81	1.60	1.16	1.61

Managed loans (e)	4.08	4.13	4.20	4.27	4.51	4.39
Managed credit card loans (d)	4.10	4.15	4.21	4.27	4.49	4.34
Managed other consumer loans (d)	4.58	4.65	4.77	4.91	5.25	5.39
Managed commercial loans (d)	2.13	2.16	2.15	2.12	1.95	2.17

The following tables reconcile June 30, 2004 loan receivables data to managed loans data presented above (dollars in thousands):

	For the Month Ended June 30, 2004			At June 30, 2004

	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)	Delinquent Balances (b)	Ending Loans Outstanding	Delinquency Ratio (b)
	(unaudited)
Loan receivables:
Credit card	$60,794	$17,817,393	4.09%	$651,762	$18,402,813	3.54%
Other consumer	43,510	8,559,581	6.10	345,253	8,523,621	4.05
Commercial	6,869	3,522,795	2.34	65,034	3,570,536	1.82

Total loan receivables (c)	$111,173	$29,899,769	4.46	$1,062,049	$30,496,970	3.48

Securitized loans:
Credit card	$321,504	$81,105,268	4.76	$3,422,761	$81,040,912	4.22
Other consumer	37,369	5,669,821	7.91	305,030	5,664,707	5.38
Commercial	4,354	1,007,475	5.19	32,670	1,007,302	3.24

Total securitized loans	$363,227	$87,782,564	4.97	$3,760,461	$87,712,921	4.29

Managed loans:
Credit card	$382,298	$98,922,661	4.64	$4,074,523	$99,443,725	4.10
Other consumer	80,879	14,229,402	6.82	650,283	14,188,328	4.58
Commercial	11,223	4,530,270	2.97	97,704	4,577,838	2.13

Total managed loans (e)	$474,400	$117,682,333	4.84	$4,822,510	$118,209,891	4.08

The following tables reconcile May 31, 2004 loan receivables data to managed loans data presented above (dollars in thousands):

	For the Month Ended May 31, 2004			At May 31, 2004

	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)	Delinquent Balances (b)	Ending Loans Outstanding	Delinquency Ratio (b)
	(unaudited)
Loan receivables:
Credit card (d)	$63,815	$17,579,090	4.36%	$644,999	$17,507,566	3.68%
Other consumer (d)	48,316	8,411,171	6.89	331,077	8,453,478	3.92
Commercial (d)	5,345	3,432,735	1.87	63,246	3,461,529	1.83

Total loan receivables (c)	$117,476	$29,422,996	4.79	$1,039,322	$29,422,573	3.53

Securitized loans:
Credit card (d)	$334,809	$80,532,304	4.99	$3,440,870	$80,952,420	4.25
Other consumer (d)	41,137	5,667,907	8.71	325,453	5,662,265	5.75
Commercial (d)	4,501	1,007,467	5.36	33,195	1,006,583	3.30

Total securitized loans	$380,447	$87,207,678	5.24	$3,799,518	$87,621,268	4.34

Managed loans:
Credit card (d)	$398,624	$98,111,394	4.88	$4,085,869	$98,459,986	4.15
Other consumer (d)	89,453	14,079,078	7.62	656,530	14,115,743	4.65
Commercial (d)	9,846	4,440,202	2.66	96,441	4,468,112	2.16

Total managed loans (e)	$497,923	$116,630,674	5.12	$4,838,840	$117,043,841	4.13

The following tables reconcile April 30, 2004 loan receivables data to managed loans data presented above (dollars in thousands):

	For the Month Ended April 30, 2004			At April 30, 2004

	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)	Delinquent Balances (b)	Ending Loans Outstanding	Delinquency Ratio (b)
	(unaudited)
Loan receivables:
Credit card (d)	$61,966	$17,511,131	4.25%	$668,073	$17,464,595	3.83%
Other consumer (d)	44,624	8,505,266	6.30	352,043	8,411,498	4.19
Commercial (d)	4,269	3,315,313	1.55	60,219	3,319,399	1.81

Total loan receivables (c)	$110,859	$29,331,710	4.54	$1,080,335	$29,195,492	3.70

Securitized loans:
Credit card (d)	$323,543	$81,000,316	4.79	$3,459,221	$80,546,206	4.29
Other consumer (d)	36,950	5,669,950	7.82	318,991	5,665,439	5.63
Commercial (d)	4,602	1,007,864	5.48	32,693	1,007,155	3.25

Total securitized loans	$365,095	$87,678,130	5.00	$3,810,905	$87,218,800	4.37

Managed loans:
Credit card (d)	$385,509	$98,511,447	4.70	$4,127,294	$98,010,801	4.21
Other consumer (d)	81,574	14,175,216	6.91	671,034	14,076,937	4.77
Commercial (d)	8,871	4,323,177	2.46	92,912	4,326,554	2.15

Total managed loans (e)	$475,954	$117,009,840	4.88	$4,891,240	$116,414,292	4.20

The following tables reconcile March 31, 2004 loan receivables data to managed loans data presented above (dollars in thousands):

	For the Month Ended March 31, 2004			At March 31, 2004

	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)	Delinquent Balances (b)	Ending Loans Outstanding	Delinquency Ratio (b)
	(unaudited)
Loan receivables:
Credit card (d)	$60,994	$19,577,315	3.74%	$589,764	$18,240,715	3.23%
Other consumer (d)	45,027	8,564,113	6.31	378,859	8,536,192	4.44
Commercial (d)	3,155	2,430,351	1.56	53,099	3,318,919	1.60

Total loan receivables (c)	$109,176	$30,571,779	4.29	$1,021,722	$30,095,826	3.39

Securitized loans:
Credit card (d)	$333,459	$79,341,179	5.04	$3,643,139	$80,820,506	4.51
Other consumer (d)	36,932	5,667,306	7.82	318,394	5,662,669	5.62
Commercial (d)	4,383	1,007,897	5.22	38,470	1,007,801	3.82

Total securitized loans	$374,774	$86,016,382	5.23	$4,000,003	$87,490,976	4.57

Managed loans:
Credit card (d)	$394,453	$98,918,494	4.79	$4,232,903	$99,061,221	4.27
Other consumer (d)	81,959	14,231,419	6.91	697,253	14,198,861	4.91
Commercial (d)	7,538	3,438,248	2.63	91,569	4,326,720	2.12

Total managed loans (e)	$483,950	$116,588,161	4.98	$5,021,725	$117,586,802	4.27

The following tables reconcile February 29, 2004 loan receivables data to managed loans data presented above (dollars in thousands):

	For the Month Ended February 29, 2004			At February 29, 2004

	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)	Delinquent Balances (b)	Ending Loans Outstanding	Delinquency Ratio (b)
	(unaudited)
Loan receivables:
Credit card (d)	$69,911	$22,005,300	3.81%	$700,584	$20,274,240	3.46%
Other consumer (d)	45,761	8,653,956	6.35	390,393	8,617,832	4.53
Commercial (d)	2,000	2,411,444	1.00	28,104	2,413,360	1.16

Total loan receivables (c)	$117,672	$33,070,700	4.27	$1,119,081	$31,305,432	3.57

Securitized loans:
Credit card (d)	$325,224	$78,586,161	4.97	$3,768,710	$79,296,451	4.75
Other consumer (d)	40,418	5,674,021	8.55	359,011	5,666,343	6.34
Commercial (d)	4,205	1,007,905	5.01	38,488	1,008,553	3.82

Total securitized loans	$369,847	$85,268,087	5.20	$4,166,209	$85,971,347	4.85

Managed loans:
Credit card (d)	$395,135	$100,591,461	4.71	$4,469,294	$99,570,691	4.49
Other consumer (d)	86,179	14,327,977	7.22	749,404	14,284,175	5.25
Commercial (d)	6,205	3,419,349	2.18	66,592	3,421,913	1.95

Total managed loans (e)	$487,519	$118,338,787	4.94	$5,285,290	$117,276,779	4.51

The following tables reconcile January 31, 2004 loan receivables data to managed loans data presented above (dollars in thousands):

	For the Month Ended January 31, 2004			At January 31, 2004

	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)	Delinquent Balances (b)	Ending Loans Outstanding	Delinquency Ratio (b)
	(unaudited)
Loan receivables:
Credit card (d)	$84,618	$23,770,792	4.27%	$837,752	$23,083,756	3.63%
Other consumer (d)	46,145	8,009,013	6.91	382,357	7,927,184	4.82
Commercial (d)	1,922	1,586,232	1.45	47,020	2,926,023	1.61

Total loan receivables (c)	$132,685	$33,366,037	4.77	$1,267,129	$33,936,963	3.73

Securitized loans:
Credit card (d)	$321,468	$78,440,791	4.92%	$3,564,041	$78,238,653	4.56%
Other consumer (d)	40,333	5,679,688	8.52	351,156	5,669,727	6.19
Commercial (d)	4,599	1,008,298	5.47	38,537	1,008,019	3.82

Total securitized loans	$366,400	$85,128,777	5.16	$3,953,734	$84,916,399	4.66

Managed loans:
Credit card (d)	$406,086	$102,211,583	4.77%	$4,401,793	$101,322,409	4.34%
Other consumer (d)	86,478	13,688,701	7.58	733,513	13,596,911	5.39
Commercial (d)	6,521	2,594,530	3.02	85,557	3,934,042	2.17

Total managed loans (e)	$499,085	$118,494,814	5.05	$5,220,863	$118,853,362	4.39

(a)
The Corporation’s net credit loss ratio is calculated by dividing annualized net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loans, which include the estimated collectible billed interest and fees for the corresponding period.

(b)	Delinquency represents accruing loans that are 30 days or more past due.

(c)	Loan receivables include loans held for securitization and the loan portfolio.

(d)
In June 2004, the Corporation reclassified certain loan products to separately report its commercial loan products. Business card products were reclassified from credit card loans to commercial loans, and all other commercial loan products were reclassified from other consumer loans to commercial loans. The following tables present the June 30, 2004 data as if these reclassifications did not occur.

	Net Credit Loss (a)	Delinquency (b)
	(unaudited)
Loan receivables (c)	4.46%	3.48%
Credit card loan receivables	4.07	3.49
Other consumer loan receivables	5.11	3.47

Managed loans (e)	4.84	4.08
Managed credit card loans	4.63	4.07
Managed other consumer loans	6.05	4.12

The following tables reconcile loan receivables data to managed loans data presented above (dollars in thousands):

	For the Month Ended June 30, 2004			At June 30, 2004

	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)	Delinquent Balances (b)	Ending Loans Outstanding	Delinquency Ratio (b)
	(unaudited)
Loan receivables:
Credit card	$63,251	$18,651,974	4.07%	$672,560	$19,284,281	3.49%
Other consumer	47,922	11,247,795	5.11	389,489	11,212,689	3.47

Total loan receivables (c)	$111,173	$29,899,769	4.46	$1,062,049	$30,496,970	3.48

Securitized loans:
Credit card	$325,858	$82,112,743	4.76	$3,455,431	$82,048,214	4.21
Other consumer	37,369	5,669,821	7.91	305,030	5,664,707	5.38

Total securitized loans	$363,227	$87,782,564	4.97	$3,760,461	$87,712,921	4.29

Managed loans:
Credit card	$389,109	$100,764,717	4.63	$4,127,991	$101,332,495	4.07
Other consumer	85,291	16,917,616	6.05	694,519	16,877,396	4.12

Total managed loans (e)	$474,400	$117,682,333	4.84	$4,822,510	$118,209,891	4.08

(e)
Managed loans include loan receivables and securitized loans. The Corporation allocates resources on a managed basis, and financial data provided to management reflects the Corporation's results on a managed basis. Managed data assumes the Corporation's securitized loan principal receivables have not been sold and presents the net credit losses and delinquent balances on the securitized loan principal receivables in the same fashion as the Corporation's owned loans.

Management, equity and debt analysts, rating agencies and others evaluate the Corporation's operations on a managed basis because the loans that are securitized are subject to underwriting standards comparable to the Corporation's owned loans, and the Corporation services the securitized and owned loans, and the related accounts, together and in the same manner without regard to ownership of the loans. In a securitization, the account relationships are not sold to the trust. The Corporation continues to own and service the accounts that generate the securitized loan principal receivables. The credit performance of the entire managed loan portfolio is important to understand the quality of loan originations and the related credit risks inherent in the owned portfolio and retained interests in securitization transactions.

Cautionary Language: The Corporation’s future net credit losses are by their nature uncertain and changes in economic conditions, bankruptcy laws, regulatory policies, and other factors may impact losses.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBNA Corporation

Date: July 22, 2004	/s/	Vernon H.C. Wright
Vernon H.C. Wright
Chief Financial Officer